UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

FIRST LIBERTY POWER CORP.
Exact name of registrant as specified in its charter

Nevada	000-52928	90-0748351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7251 W. Lake Mead Blvd, Suite 300, Las Vegas NV	89128
(Address of principal executive offices)	(Zip Code)

(702) 675-8198
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

First Liberty Power Corp., a Nevada corporation (“First Liberty”) is filing this Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”)  to amend its previously filed Current Report on Form 8-K filed on July 23, 2014 (the “Original Filing”) to include disclosures pursuant to Item 1.01 and Item 3.02.

SECTION 1  REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 - Entry into a Material Definitive Agreement

On July 23, 2014, First Liberty Power Corp. (“First Liberty”) entered into a Common Stock Purchase Agreement (the "Agreement") with Group8 Mining Innovations, a Nevada corporation (“G8MI”), whereby G8MI agreed to acquire 10,000,000 shares of First Liberty restricted common stock (the “Shares”) at $0.01 per share, for a total consideration of $100,000.    Pursuant to the terms of the Agreement, First Liberty has up to three months to deliver the shares to G8MI.  The Agreement includes customary representations, warranties and covenants of First Liberty and G8MI made to each other as of specific dates.

The foregoing description of the Agreement is qualified in its entirety by reference to the provisions of the Agreement filed as Exhibit 10.1 to this Amendment, which is incorporated herein by reference.

SECTION 3  SECURITIES AND TRADING MARKETS

Item 3.02 - Unregistered Sales of Equity Securities

The disclosure set forth under Item 1.01 of this Amendment is incorporated by reference into this Item.

The issuance of the Shares under the Agreement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). First Liberty made this determination based on the representations of G8MI that G8MI is an “accredited investor” within the meaning of Rule 501 of Regulation D.

SECTION 7   REGULATION FD

Item 7.01 - Regulation FD Disclosure

On July 31, 2014, First Liberty issued a press release announcing the transaction described in Item 1.01.  A copy of the press is attached to this Amendment as Exhibit 99.1.

The information contained in and accompanying this Amendment with respect to Item 7.01 (including Exhibit 99.1 hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K pursuant to Regulation FD. Accordingly, the information in Item 7.01 and Exhibit 99.1 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by First Liberty that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of First Liberty.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Amendment:
Exhibit No.	Description
10.1	Stock Purchase Agreement, dated July 23, 2014, between First Liberty Power Corp. and Group8 Mining Innovations.
99.1	Press Release, dated July 23, 2014 (incorporated by reference to our Current Report on Form 8-K filed on July 23, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Liberty Power Corp.

Dated: August 19, 2014	By:	/s/ Donald Nicholson
	Name:	Donald Nicholson
`	Title:	President & CEO